Strategic and Operational Overview April 2016 Exhibit 99.1

2 Safe Harbor Statement This presentation contains several “forward-looking statements.” Forward-looking statements are those that use words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “may,” “likely,” “should,” “estimate,” “continue,” “future” or other comparable expressions. These words indicate future events and trends. Forward-looking statements are our current views with respect to future events and financial performance. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or from those anticipated by us . The most significant risks are detailed from time to time in our filings and reports with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2015. Such risks include - but are not limited to - changes in general economic and business conditions; GM’s ability to sell new vehicles that we finance in the markets we serve in North America, Europe, Latin America and China; interest rate and currency fluctuations; our financial condition and liquidity, as well as future cash flows and earnings; competition; the effect, interpretation or application of new or existing laws, regulations, court decisions and accounting pronouncements; the availability and cost of sources of financing; the level of net charge-offs, delinquencies and prepayments on the loans and leases we originate; vehicle return rates and the residual value performance on vehicles we lease; the viability of GM-franchised dealers that are commercial loan customers; the prices at which used cars are sold in the wholesale markets; and changes in business strategy, including expansion of product lines and credit risk appetite, and acquisitions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, actual events or results may differ materially. It is advisable not to place undue reliance on any forward-looking statements. We undertake no obligation to, and do not, publicly update or revise any forward-looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise.

3 GM Financial Company Overview GM Financial’s overall objective is to support GM vehicle sales while achieving appropriate risk-adjusted returns  GM Financial is General Motors’ global captive finance company  Earning assets of $64B, with operations in 20 countries − Offering auto finance products to 16,000 dealers worldwide − GM Financial’s global footprint covers over 85% of GM’s worldwide sales  GM Financial is a strategic business for GM and well positioned for profitable growth and contribution to overall enterprise value North American markets International markets

4 General Motors Operating Results  Strong Q1 2016 financial performance − Consolidated and North America EBIT-Adjusted of $2.7B and $ 2.3B, respectively – both first quarter records − Europe reported breakeven results − China equity income of $0.5B, with strong net income margin of 9.7% − South American economy remains challenging, aggressive actions taken by GM in 2015 are mitigating challenges in 2016

5 General Motors Strategic Priorities  GM Financial strategic value − Drive vehicle sales  Offer attractive products and services with efficient delivery − Enhance customer experience and loyalty  Integrate with GM initiatives to enrich the customer experience and increase retention − Support GM Customers and Dealers  Provide financing support across economic cycles − Contribute to enterprise profitability  Project pre-tax income to more than double between 2014 and 2018

6 GM Financial Captive Evolution GM Financial entering critical third phase of Captive Strategy Phase I Develop Capability (2010-2014) Phase II Subvention Exclusivity (2014-2015) Phase III Captive Expansion (2016+)  Launched key products ‒ Lease ‒ Floorplan ‒ Prime Loan  Enhanced infrastructure (systems and people)  Acquired International Operations from Ally  Delivered better-than- expected earnings for GM  Expanded dealer presence  Increased funding activity to support balance sheet growth  Assumed market leading position via subvention exclusivity on loan and lease products  Increased IO penetration of GM sales  Completed acquisition of China JV from Ally (35% ownership)  Increase share of prime loan channel with emphasis on non-subvented originations in North America  Strategically grow floorplan business in North America  International Operations holds dominant GM share; potential geographic/ product expansion  Expand CRM activities to enhance customer experience and loyalty  

7 Strong Operating Results 1. Excludes leased vehicle expenses $815 $837 $225 CY-14 CY-15 Mar-16 Qtr Pre-tax Income ($M) North America (NA) International (IO) 1.9% 1.9% 1.9% CY-14 CY-15 Mar-16 Qtr Annualized Net Credit Losses on Loans $21.3 $37.7 $10.9 CY-14 CY-15 Mar-16 Qtr Origination Volume ($B) NA Retail Loans NA Retail Leases IO Retail Loans IO Retail Leases 3.2% 2.7% 2.2% CY-14 CY-15 Mar-16 Qtr Annualized Operating Expense Ratio1

8 Solid Balance Sheet 1. Calculated consistent with GM/GMF Support Agreement  Tangible net worth is net of accumulated losses on foreign exchange translation ‒ Accumulated other comprehensive loss related to FX of $0.9B at March 31, 2016  Leverage increase consistent with earning asset expansion in higher credit quality tiers $40.8 $57.7 $64.0 Dec-14 Dec-15 Mar-16 Ending Earning Assets ($B) Retail Loans Commercial Loans Retail Leases Dec-14 Dec-15 Mar-16 Liquidity ($B) Borrowing capacity Cash $9.3 $14.7 $12.7 $6.2 $6.9 $7.2 Dec-14 Dec-15 Mar-16 Tangible Net Worth ($B)1 6.5x 8.3x 8.8x Dec-14 Dec-15 Mar-16 Leverage Ratio1

9 Earning Assets Composition  Earning assets evolving to more captive-like mix with 84% of earning assets related to financing GM new vehicles  Portfolio shifting to predominantly higher credit quality assets − Subprime loan portfolio (<620 FICO) represented approximately 17% of ending earning assets at March 31, 2016  Geographic composition shifting to North America with execution of captive strategy and increased penetration of GM dealer business Lease 13% At March 31, 2016 Retail 29% Retail 11% Retail 7% North America Europe Latin America Lease 38% Commercial 7% Commercial 2% $64.0B Commercial 6%

Funding Platform


$60.4B
International
Other Unsecured 4%
Credit Facilities 13%[1]
Senior Notes 2%
Securitization 5%
North America
Credit Facilities 7%
Senior Notes 34%
Securitization 35%
At March 31, 2016

1. International unsecured credit facilities were 6% and secured credit facilities were 7% of total debt outstanding

- **Credit facilities**
  - Totaling $24.8B, provided by 36 banks at March 31, 2016
- **Global securitization platforms**
  - Segregated by asset type and geography - current platforms:
    - AMCAR - U.S. subprime retail loan
    - GMALT - U.S. lease
    - ECARAT Germany - retail loan
    - GFORT - U.S. floorplan
    - ECARAT U.K. - retail loan
  - Anticipate launching U.S. retail loan platform as early as late 2016
  - Projected 2016 CY issuances: ~$11-14B, including 144A transactions
  - Private amortizing securitizations are used to augment/diversify funding
- **Global senior notes platform**
  - Supporting operations in U.S., Canada, and Europe
  - Projected 2016 CY issuances: ~$10-13B, 5-8 offerings
- **Other**
  - Retail bank deposits in Germany, $1.6B at March 31, 2016
- **Unsecured debt 46% of total debt at March 31, 2016**

Maintain strategy of funding locally, with flexibility to issue globally to support North America funding needs and enhance investor diversification

GM FINANCIAL 10

11 1. Measured at each calendar quarter and calendar year end Financial Support from GM  Support Agreement in place between GM and GMF ‒ Agreement solidifies GMF’s position as a core component of GM’s business and strengthens GMF’s capability to support GM’s strategy ‒ Five-year agreement that automatically renews annually in September  Requires 100% ownership of GMF by GM as long as GMF has unsecured debt securities outstanding  Solidifies GMF’s liquidity position ‒ Junior subordinated unsecured credit line of $1.0B from GM; renews with Support Agreement renewal ‒ Maintains GMF’s access to GM’s revolvers with sublimit availability of $4.0B  Establishes leverage limits and provides funding support to GMF if needed ‒ Leverage limits (Net Earning Assets divided by Adjusted Equity) above the thresholds triggers funding request from GMF to GM: − Leverage ratio could temporarily equal or slightly exceed applicable ratio in 2016 due to impact of FX on tangible net worth and rate of increase in earning assets; available liquidity is anticipated to be sufficient to operate the business; additional funding not needed from GM; leverage ratio is expected to be below applicable level by year-end  Additional support evidenced by GM’s $6.4B investment to date in GMF GMF’s Net Earning Assets1 Leverage1 Less than $50B 8.0:1.0 Greater than or equal to $50B but less than $75B 9.5:1.0 Greater than or equal to $75B but less than $100B 11.5:1.0 Greater than or equal to $100B 12.0:1.0 At March 31, 2016

12 Current Ratings GM GM Financial Company Rating Bond Rating Outlook Company Rating Bond Rating Outlook DBRS BBB N/A Stable BBB BBB Stable Fitch BBB- BBB- Stable BBB- BBB- Stable Moody’s I.G. Ba1 Positive Ba1 Ba1 Positive Standard and Poor’s BBB- BBB- Stable BBB- BBB- Stable Committed to Investment Grade  GM’s disciplined reinvestment and performance consistent with strong investment grade rating  Investment grade status achieved with S&P, Fitch and DBRS consistent with GM’s ratings − February 2016, Moody’s changed outlook to positive − March 2016, DBRS upgrade to BBB, trend stable  Achievement of investment grade (IG) rating critical for captive strategy execution

13 North America

14 GM and GMF Penetration Statistics Mar-16 Dec-15 Mar-15 GMF as a % of GM Retail Sales U.S. 37.5% 33.4% 20.6% Canada 23.2% 13.1% 22.3% GMF Wholesale Dealer Penetration U.S. 13.7% 12.8% 9.9% Canada 13.1% 13.1% 11.2% GM as % of GMF Retail Originations (GM New / GMF Retail Loan & Lease) U.S. 88.8% 87.8% 72.5% Canada 99.6% 97.9% 98.8%

15 Origination Mix by Credit Tier Three Months Ended (Quarterly Loan and Lease Originations, $M)1 Mar-16 Mar-15 Amount Percent Amount Percent Prime – FICO Score 680 and greater $6,347 68.3% $2,819 53.4% Near prime – FICO Score 620 to 679 $1,241 13.3% $961 18.2% Sub-prime – FICO Score less than 620 $1,712 18.4% $1,500 28.4% Total loan and lease originations $9,300 100.0% $5,280 100.0%  Origination mix shifting to higher credit tiers, driven by lease exclusivity and increase in prime loan penetration 1. For originations associated with the commercial vehicle program, FICO scores or equivalents are used in determining prime, near-prime and sub-prime classifications

16 Retail Loan Originations GMF as % of GM U.S. <620 GMF as a % of GM U.S. ≥620 32% 9% 32% 14% 32% 14% 38% 10% 33% 6%  Year-over-year total origination volume up due to growth in GM New prime originations (FICO ≥680)  GMF as percent of GM New prime loans largely reflects GM's subvented loan support in market; competition for non-subvented loan originations remains significant  Weighted average FICO score for originations for the quarter ended March 31, 2016 was ~45 points higher year-over-year $0.7 $0.7 $0.6 $0.5 $0.5 $0.7 $0.6 $0.6 $0.5 $0.5 $0.9 $1.3 $2.0 $1.9 $1.6 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 O ri ginat io n s ( $ B ) Loans originated on new vehicles by GM dealers Loans originated on used vehicles by GM dealers Loans originated on vehicles by non-GM dealers $3.2 $2.6 $2.9 $2.3 $2.6

17 Retail Loan Credit Performance  Credit metrics reflect normal seasonal pattern  Finance receivables with FICO scores <620 still comprise 57% of the North America retail loan portfolio − Growth in prime originations should favorably impact credit metrics over time  Recovery rates expected to trend down moderately throughout 2016 Annualized quarterly net credit losses 31-60 day delinquency 61+ day delinquency Recovery Rate 56% 53% 54% 58% 59% 2.6% 2.3% 2.6% 3.0% 2.5% 0.0% 2.0% 4.0% 6.0% 8.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 De linqu e nc y Cred it Los s e s Credit Metrics

18 Lease Originations  Growth in total originations and portfolio balance driven by implementation of lease exclusivity in the U.S.  Credit performance commensurate with the predominantly prime credit portfolio $2.8 $5.1 $5.9 $5.2 $6.5 $0.2 $0.4 $0.3 $0.2 $0.2 $8.9 $12.8 $16.8 $20.1 $24.4 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Canada Lease Volume ($B) U.S. Lease Volume ($B) Lease Portfolio ($B)

19 Commercial Lending  Floorplan financing represents 86% of commercial portfolio  Our expanded product suite and increasing retail finance penetration enhances our value proposition and opportunity for continued steady growth $3.3 $3.5 $3.5 $4.1 $4.4 530 567 607 656 694 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 $0 $1 $2 $3 $4 $5 Re c e iv a bl e s Outst a nding ( $B ) Commercial Finance Receivables Outstanding Number of Dealers

20 International Operations

21 GM and GMF Penetration Statistics Mar-16 Dec-15 Mar-15 GMF as a % of GM Retail Sales Europe 37.4% 43.4% 36.3% Latin America 55.0% 52.0% 50.1% GMF Wholesale Dealer Penetration Europe 99.9% 99.6% 99.5% Latin America 95.2% 96.9% 94.2% GM as % of GMF Retail Originations (GM New / GMF Retail Loan and Lease) Europe 81.0% 80.5% 77.9% Latin America 95.3% 94.5% 93.7%

22 Retail Loan Originations  Origination volume was negatively impacted by the appreciation of the U.S. Dollar against foreign currencies − Number of outstanding loan contracts at March 31, 2016 increased 5% from March 2015 and 1% from December 2015 $0.9 $1.0 $0.9 $0.9 $1.0 $0.9 $0.7 $0.7 $0.7 $0.6 -50 0 50 100 150 $0.0 $0.5 $1.0 $1.5 $2.0 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 O ri ginat io n s ( $ B ) Latin America Retail Loan Europe Retail Loan $1.7 $1.6 $1.6 $1.6 $1.8

23 Retail Loan Credit Performance  Credit loss performance overall remains stable, consistent with a predominantly prime portfolio Annualized quarterly net credit losses 31-60 day delinquency 61+ day delinquency 0.8% 0.7% 0.8% 0.9% 0.8% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 De linqu e nc y Cred it Los s e s Credit Metrics

24 Commercial Lending  At March 31, 2016, commercial finance receivables were comprised of 94% floorplan and 6% primarily from real estate and dealer loans − Growth in European commercial receivables primarily due to higher inventory in the U.K. and Germany $3.0 $3.2 $3.2 $3.1 $3.6 $1.3 $1.1 $1.1 $1.3 $1.2 2,129 2,130 2,153 2,139 2,147 1,400 1,500 1,600 1,700 1,800 1,900 2,000 2,100 2,200 2,300 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 $0 $1 $2 $3 $4 $5 $6 $7 Re c e iv a bl e s Outst a nding ( $B ) Europe Commercial Receivables Outstanding Latin America Commercial Receivables Outstanding $4.3 $4.4 $4.8 $4.3 $4.3 Number of Dealers

25 SAIC-GMAC - China Joint Venture  GMF owns a 35% equity stake in SAIC-GMAC joint venture − Joint venture began operations in 2004 − Ownership gives GMF a stake in the largest captive finance company in the largest auto market − Results reflected in financial statements under equity method  China market: − GM’s market share for Q1 2016 was 14.8%; industry forecasted to grow in the low single digits in 2016 − Car purchases are primarily for cash in China; financing penetration relatively low compared to rest of world − Auto loans typically have high down payment, low LTV and low credit losses Mar-16 Dec-15 Mar-15 China JV as a % of SGM1 Retail Sales2 23.2% 24.5% 16.1% Retail Originations ($B)2 $1.7 $2.1 $1.3 Ending Earning Assets ($B) Retail $7.2 $6.9 $6.6 Commercial3 $3.0 $3.3 $2.9 Net Retail Credit Losses 0.4% 0.6% 0.6% Equity Income ($M) $36 $31 $28 1. SAIC General Motors Sales Co., Ltd. 2. Includes off-balance sheet contracts originated for third-parties 3. Commercial receivables are not netted with dealer deposits

26 GM Financial Key Strengths  Strategic interdependence with GM − GM priority to grow GM Financial − Expansion of captive presence in North America; captive penetration levels in International Operations  Full suite of auto finance solutions offered in served markets with incremental growth opportunities − Operations covering over 85% of GM’s worldwide sales − Additional product offerings and enhancements and geographic expansion  Solid global funding platform supported by investment grade ratings − Committed bank lines, well-established global ABS and unsecured debt issuance programs − Along with GM, committed to maintaining and strengthening investment grade ratings  Strong financial performance − Solid balance sheet supporting originations growth − Liquidity of $12.7B at 3/31/2016 − Earnings before tax of $225M for the March 2016 quarter − Earnings for March 2016 quarter consistent with full-year earnings outlook to be slightly higher than 2015  On track to double 2014 calendar-year earnings over the next few years  Experienced and seasoned management team operating across business and economic cycles